UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number   811-02898

 Value Line Cash Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd  Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31, 2009

Date of reporting period: June 30, 2009

Item I.	Reports to Stockholders.

A copy of the Semi- Annual Report to Stockholders for the period ended 6/30/09 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC
220 East 42nd Street
New York, NY 10017-5891

DISTRIBUTOR	EULAV Securities, Inc. 220 East 42nd Street New York, NY 10017-5891	S E M I – A N N U A L R E P O R T
J u n e 3 0 , 2 0 0 9

CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP	The Value Line Cash Fund, Inc.
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

DIRECTORS	Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort

OFFICERS	Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Emily D. Washington
Treasurer

An investment in The Value Line Cash Fund, Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00067206

The Value Line Cash Fund, Inc.

To Our Value Line Cash

To Our Shareholders:

Enclosed is your semi-annual report for the period ended June 30, 2009. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

For the six months ended June 30, 2009, the total return for The Value Line Cash Fund was 0.07%. This was below the average taxable money market fund return of 0.13% for the same six-month period, as compiled by Lipper, Inc..(1) For both the 7-day and the 30-day periods ended June 30th, the Fund’s effective yield was 0.01%.(2) The average days to maturity was 74.

We continue to place priority on securities of the highest quality. U.S. Government Agency Obligations and U.S. Treasury bills make up 100% of the portfolio U.S. Government Agency paper held in the portfolio includes Federal Home Loan Bank (FHLB), Federal National Mortgage Association (FNMA) and certificates of deposits fully guaranteed by FDIC. In addition, the Fund owns repurchase agreements, which are collateralized by U.S. Treasury Notes. The Fund is a participant in the U.S. Treasury Temporary Money Market Guarantee Program.(3)

During the past six months, yields on money market securities have moved downward as the Federal Reserve Board has held the Fed Funds Rate at a target of 0% to 0.25%.

Combined with strong consumer demand for the safety of money market funds, yields on investment grade short-term securities have fallen to historically low levels. Since the beginning of the year, we have focused on purchasing government securities with a three to twelve month laddered maturity range. As the one-month and three month London Interbank Offered Rates (LIBOR) remained at higher levels than other money market indices, we invested in variable rate agency securities that pay interest rates tied to LIBOR. These types of securities have provided an attractive yield for the Fund and will also be instrumental in taking advantage of upward resets in LIBOR rates when the Fed begins to move short-term interest rates higher. In addition, the securities are fully backed by FDIC under the Temporary Liquidity Guaranty program provided by the Troubled Assets Relief Program (TARP).

As always, your confidence in Value Line Funds is appreciated. We continue to welcome the opportunity to serve your long-term investment goals.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

July 29, 2009

(1)
Lipper Money Market Funds invest in high quality financial instruments rated in the top two investment grades with dollar-weighted average maturities of less than 90 days, and intends to keep a constant NAV. An investment cannot be made in a Lipper Average.

(2)	The current yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3)
The Treasury Temporary Guarantee Program for Money Market Funds provides coverage to shareholders for shares held in participating funds as of the close of business on September 19, 2008. Any increase in the number of shares held in an account after that date will not be guaranteed. Shareholders are covered for the lesser of either the number of shares held as of the close of business on September 19, 2008, or the amount held on the day a guarantee event occurs. If a shareholder closes its account, any future investment in the fund will not be guaranteed. The program is scheduled to terminate on September 18, 2009 unless extended by the Secretary of the Treasury.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Value Line Cash Fund, Inc.

Fund Shareholders

Economic Observations

The deep and prolonged recession, which commenced during the latter part of 2007, had produced declines of 6.3% and 5.5% in the U.S. gross domestic product in the fourth quarter of 2008 and the first quarter of this year, respectively. Our sense is that following a more limited business setback in the second quarter, GDP will edge back into positive territory, with a gain of perhaps 1%, or so, in the July-through-September period. GDP should then move gingerly up the ladder with a possible increase of 1%-2% over the final three months of this year. It is worth noting that both prospective rates of GDP growth would be well below the historical norms of 3%-4%. There is just too much aggregate weakness in certain core sectors, notably housing and employment, for more significant rates of improvement, in our opinion.

The recession was traceable to several events, beginning with some sharp declines in housing construction, home sales, and real estate prices. We also experienced a large reduction in credit availability, a high level of bank failures, increasing foreclosure rates, surging unemployment, slumping retail activity, and weak manufacturing. Unfortunately, some of these problems are likely to linger through at least the next 12 to 18 months—most notably the decline in home prices and the increase in unemployment. Such ongoing difficulties underscore why we expect below-trend rates of economic growth of 2%, or so, though 2010. Encouragingly, though, the majority of economic indicators are now either stabilizing or improving modestly. It is much the same overseas, where severe business declines have been seen across Europe and Asia. Those setbacks, which generally got under way several months after our own reversal commenced, should run their course by late this year or during the initial months of 2010. Following this initially tepid business recovery we would expect enough brightening in both the housing and the employment pictures to underpin a far more definitive global economic recovery in 2011.

Meantime, inflation, which had moved sharply higher in this country last year, following dramatic increases in oil, food, and commodity prices, has moderated noticeably in more recent months, thanks to selective declines in key pricing categories. However, pricing remains quite volatile, with the sharp up and down swings in oil being illustrative. Overall, we do not think prices will escalate as sharply in the months to come, but we do think that some upward pricing pressure probably will accompany any sustained expansion in economic strength over the next several years. The Federal Reserve, which senses that the recession may well be ending, is unlikely to start raising interest rates for another several quarters. The risks to the sustainability of the nascent economic up cycle would seem too great at this point for the Fed to consider tightening the credit reins.

The Value Line Cash Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 through June 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 1/1/09	Ending account value 6/30/09	Expenses paid during period 1/1/09 thru 6/30/09*

Actual	$1,000.00	$1,000.73	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$2.96

*
Expenses are equal to the Fund’s annualized expense ratio of 0.59% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

The Value Line Cash Fund, Inc.

Schedule of Investments (unaudited)	June 30, 2009

Principal Amount		Yield†	Maturity Date	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (87.3%)
$10,000,000	American Express Bank FSB, FDIC Guaranteed (1)	1.30%	7/9/09	$10,178,746
5,000,000	Citigroup Funding, Inc., FDIC Guaranteed (2)	1.37	7/30/09	5,051,046
500,000	Fannie Mae Discount Notes	0.33	12/28/09	499,225
500,000	Fannie Mae Discount Notes	0.36	2/1/10	498,925
10,000,000	Federal Farm Credit Bank (1)	0.42	7/5/09	10,001,940
15,000,000	Federal Farm Credit Bank (1)	0.35	7/28/09	15,000,000
400,000	Federal Farm Credit Bank Discount Notes	0.16	7/20/09	399,968
1,332,000	Federal Farm Credit Bank Discount Notes	0.28	12/1/09	1,329,170
10,000,000	Federal Home Loan Bank (2)	0.98	8/18/09	10,048,300
150,000	Federal Home Loan Bank Discount Notes	0.09	7/13/09	149,986
24,334,000	Federal Home Loan Bank Discount Notes	0.17	8/20/09	24,314,060
3,460,000	Federal Home Loan Bank Discount Notes	0.21	9/2/09	3,456,670
4,000,000	Federal Home Loan Bank Discount Notes	0.27	11/30/09	3,994,933
168,000	Federal Home Loan Bank Discount Notes	0.32	12/1/09	167,786
16,000,000	Federal Home Loan Bank Discount Notes	0.29	12/4/09	15,950,080
2,100,000	Federal Home Loan Bank Discount Notes	0.34	12/31/09	2,096,691
1,900,000	Federal Home Loan Bank Discount Notes	0.38	1/19/10	1,893,497
1,247,000	Federal Home Loan Bank Discount Notes	0.35	1/20/10	1,242,218
100,000	Federal Home Loan Bank Discount Notes	0.36	2/1/10	99,785
5,000,000	Federal Home Loan Bank Discount Notes	0.36	2/2/10	4,971,500
500,000	Federal Home Loan Bank Discount Notes	0.37	2/3/10	498,915
500,000	Freddie Mac Discount Notes	0.21	9/28/09	499,716
150,000	Freddie Mac Discount Notes	0.28	11/25/09	149,816
501,000	Freddie Mac Discount Notes	0.28	11/30/09	500,365
6,721,000	Freddie Mac Discount Notes	0.38	2/22/10	6,705,138
5,000,000	General Electric Capital Corp., FDIC Guaranteed (2)	0.93	9/8/09	5,052,003
41,000,000	Tennessee Valley Authority Discount Note	0.22	9/17/09	40,989,340
165,563,000	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $165,739,819)			165,739,819
CERTIFICATES OF DEPOSIT (1.1%)
240,000	Amboy Bank	1.50	3/15/10	240,000
240,000	Banco Bilbao Vizcaya Argentaria Puerto Rico	0.80	9/14/09	240,000
240,000	Beal Bank Nevada	0.70	8/19/09	240,000
240,000	ChinaTrust Bank USA	1.70	7/1/09	240,000
240,000	Comerica Bank	0.70	9/25/09	240,000
240,000	Discover Bank	1.50	2/26/10	240,000
240,000	Eurobank	1.50	3/18/10	240,000
240,000	MidFirst Bank	1.45	2/11/10	240,000
240,000	Morgan Stanley Bank	2.00	9/28/09	240,000
2,160,000	TOTAL CERTIFICATES OF DEPOSIT (Cost $2,160,000)			2,160,000

See Notes to Financial Statements.

The Value Line Cash Fund, Inc.

Schedule of Investments (unaudited)	June 30, 2009

Principal Amount		Value
	TOTAL INVESTMENT SECURITIES (88.4%) (Cost $167,899,819)	$167,899,819
REPURCHASE AGREEMENT (11.5%)
$21,800,000	With Morgan Stanley, 0.00%, dated 6/30/09, due 7/1/09, delivery value $21,800,000 (collateralized by $22,155,000 U.S. Treasury Notes 3.25%, due 06/30/16, with a value of $22,217,311)	21,800,000
21,800,000	TOTAL REPURCHASE AGREEMENTS (Cost $21,800,000)	21,800,000
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)	172,850
	NET ASSETS (100.0%)	$189,872,669
	NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($189,872,669 ÷ 189,904,762 shares outstanding)	$1.00

†	The rate shown on discount securities represents the yield or rate at the end of the reporting period.

(1)	Rate at June 30, 2009. Floating rate changes monthly.

(2)	Rate at June 30, 2009. Floating rate changes quarterly.

See Notes to Financial Statements.

The Value Line Cash Fund, Inc.

Statement of Assets and Liabilities at June 30, 2009 (unaudited)

Assets:
Investment securities, at value (Cost - $167,899,819)	$167,899,819
Repurchase agreement (Cost - $21,800,000)	21,800,000
Cash	93,072
Receivable for capital shares sold	59,433
Prepaid expenses	46,986
Interest receivable	46,739
Total Assets	189,946,049

Liabilities:
Payable for capital shares repurchased	16,109
Dividends payable to shareholders	48
Accrued expenses:
Advisory fee	20,400
Directors’ fees and expenses	5,983
Other	30,840
Total Liabilities	73,380

Net Assets	$189,872,669

Net assets consist of:
Capital stock, at $0.10 par value (authorized 2 billion shares, outstanding 189,904,762 shares)	$18,990,476
Additional paid-in capital	170,873,841
Undistributed net investment income	8,352
Net Assets	$189,872,669

Net Asset Value, Offering and Redemption Price per Outstanding Share	$1.00

Statement of Operations for the Six Months Ended June 30, 2009 (unaudited)

Investment Income:
Interest	$731,040

Expenses:
Advisory fee	394,702
Service and distribution plan fees	246,689
Transfer agent fees	74,316
Auditing and legal fees	60,764
Temporary guarantee program fees	50,292
Printing and postage	42,031
Registration and filing fees	14,087
Directors’ fees and expenses	14,003
Custodian fees	11,684
Insurance	9,779
Other	5,793
Total Expenses Before Custody Credits and Fees Waived	924,140
Less: Advisory Fee Waived	(94,254)
Less: Service and Distribution Plan Fees Waived	(246,689)
Less: Custody Credits	(18)
Net Expenses	583,179

Net Investment Income	147,861

Net Increase in Net Assets from Operations	$147,861

See Notes to Financial Statements.

The Value Line Cash Fund, Inc.

Statement of Changes in Net Assets for the Six Months Ended June 30, 2009 (unaudited) and for the Year Ended December 31, 2008

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008

Operations:
Net investment income	$147,861	$3,580,318

Distributions to Shareholders:
Net investment income	(148,287)	(3,579,800)

Capital Share Transactions:
Proceeds from sale of shares	165,603,287	425,697,552
Proceeds from reinvestment of dividends to shareholders	146,228	3,547,107
	165,749,515	429,244,659
Cost of shares repurchased	(150,562,490)	(421,466,212)
Net increase in net assets from capital share transactions	15,187,025	7,778,447
Total Increase in Net Assets	15,186,599	7,778,965

Net Assets:
Beginning of period	174,686,070	166,907,105
End of period	$189,872,669	$174,686,070
Undistributed net investment income, at end of period	$8,352	$8,778

See Notes to Financial Statements.

The Value Line Cash Fund, Inc.

Notes to Financial Statements (unaudited)

1.	Significant Accounting Policies

The Value Line Cash Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund’s investment objective is to secure as high a level of current income as is consistent with preservation of capital and liquidity.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Fair Value Measurements: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Value Line Cash Fund, Inc.

June 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value:

ASSETS VALUATION INPUT

Description	Level 1	Level 2

U.S. Government Agency Obligations	$—	$165,739,819
Certificates of Deposit	—	2,160,000
Repurchase Agreement	—	21,800,000
Total	$—	$189,699,819

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Money market securities may be valued using amortized cost, in accordance with the 1940 Act. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as a Level 2.

For the six months ended June 30, 2009, there were no Level 3 investments.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined based on the identified cost method.

(E) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(G) Subsequent Events: In accordance with the provision set forth in the FAS 165 Subsequent Events, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 28, 2009. Effective August 19, 2009, The Value Line Cash Fund, Inc. name changed to Value Line U.S. Government Money Market Fund, Inc..

2.	Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest in securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

The Value Line Cash Fund, Inc.

Notes to Financial Statements (unaudited)

3.	Capital Share Transactions, Dividends and Distributions

The Fund earns interest daily on its investments and declares daily, on each day the Fund is open for business, all of its net investment income. The Fund pays distributions monthly.

Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays, and holidays are declared as a dividend on the next business day. All such distributions not paid in cash are automatically credited to shareholder accounts in additional shares at net asset value on the day declared.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

4.	Tax Information

At June 30, 2009, the aggregate cost of investments in securities and repurchase agreements for federal income tax purposes was $189,699,819. At June 30, 2009, there was no unrealized appreciation or depreciation of investments.

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $394,702 was paid or payable to EULAV Asset Management, LLC. (the “Adviser”) for the six months ended June 30, 2009. This was computed at an annual rate of 4/10 of 1% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses. The Adviser may reimburse expenses or waive fees in order to maintain a predetermined yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. The amount of any waived fees is subject to recoupment by the Adviser from the fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amount may be recouped that would cause the Fund’s total expense ratio as a result of such recoupment to exceed 0.90%. In no event shall the recoupment exceed 0.10% (annualized) of the Fund’s average daily net assets on any day. The Fund’s total return and yield would be lower in the absence of any such waiver and the waiver by the Distributor of its Rule 12b-1 fee. The advisory fees waived amounted to $94,254 for the six months ended June 30, 2009.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by EULAV Securities, Inc. (the “Distributor”), formally Value Line Securities, Inc. prior to May 5, 2009, a wholly-owned subsidiary of Value Line, for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the six months ended June 30, 2009, fees amounting to $246,689, before fee waivers, were accrued under the Plan. Effective May 1, 2007, 2008 and 2009, the Distributor contractually agreed to waive the Fund’s 12b-1 fee for one year periods. For the six months ended June 30, 2009, the fees waived amounted to $246,689. The Distributor has no right to recoup prior waivers.

The Value Line Cash Fund, Inc.

June 30, 2009

For the six months ended June 30, 2009, the Fund’s expenses were reduced by $18 under a custody credit arrangement with the custodian.

Certain officers, employees and a director of Value Line and/or affiliated companies are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line Profit Sharing and Savings Plan owned 69,334,414 shares of the Fund’s capital stock, representing 36.51% of the outstanding shares at June 30, 2009. In addition, officers and directors of the Fund as a group owned 3,911 shares, representing less than 1% of the outstanding shares.

6.	Temporary Guarantee Program for Money Market Funds

On October 7, 2008, the Fund’s Board of Directors approved the participation by the Fund in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (“Program”) through December 18, 2008, which has subsequently been extended through September 18, 2009. Under the Program, shares held by the Fund as of the close of business on September 19, 2008 (“Program Date”) are insured against loss in the event the Fund liquidates its holdings during the term of the Program and the per share value at the time of liquidation drops below $0.995 per share. For participation in the initial three months of the Program, the Fund paid 0.01% of its net assets as of the Program Date, and paid an additional 0.015% of its net assets as of the Program Date to participate in the extension. This expense was borne by the Fund. The fees are amortized over the term of the Program and are reflected in the Fund’s Statement of Operations.

7.	Other

By letter dated June 15, 2005, the staff of the Northeast Regional Office of the Securities and Exchange Commission (“SEC”) informed Value Line that it was conducting an investigation in the matter of the Distributor. Value Line has supplied numerous documents to the SEC in response to its requests and various individuals, including employees and former employees of Value Line, directors of the Fund and others, have provided testimony to the SEC. On May 8, 2008, the SEC issued a formal order of private investigation regarding whether the Distributor’s brokerage charges and related expense reimbursements from the Value Line Funds (“Funds”) during periods prior to 2005 were excessive and whether adequate disclosure was made to the SEC and the Boards of Directors and shareholders of the Funds. Thereafter, certain officers of Value Line, who are former officers of the Funds, asserted their constitutional privilege not to provide testimony. Value Line has informed the Funds that it believes that the SEC has completed the fact finding phase of its investigation and Value Line has held discussions with the staff of the SEC in an effort to settle the foregoing investigation. There can be no assurance that Value Line and the SEC will be able to reach a mutually agreeable settlement. Although management of Value Line cannot estimate an amount or range of reasonably possible loss that the investigation may have on Value Line’s financial statements, in light of settlement discussions to date, Value Line has concluded it is reasonably possible that any settlement may have a material negative effect on its financial statements. Value Line has indicated that it has substantial liquid assets from which it could pay a settlement of the SEC investigation if a mutually satisfactory settlement can be reached. Value Line has informed the Funds of its belief that there are no loss contingencies that should be accrued or disclosed in the Fund’s financial statements and that the resolution of this matter is not likely to have a material adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

The Value Line Cash Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended June 30, 2009 (Unaudited)
			Years Ended December 31,
			2008	2007	2006	2005	2004
Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.0007		0.017	0.044	0.043	0.023	0.005
Dividends from net investment income	(0.0007)		(0.017)	(0.044)	(0.043)	(0.023)	(0.005)
Change in net asset value	—		—	—	—	—	—
Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total return	0.07	%(3)	1.69%	4.45%	4.37%	2.28%	0.47%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$189,873		$174,686	$166,907	$196,261	$153,923	$175,139
Ratio of expenses to average net assets(1)	0.94	%(4)	0.85%	0.83%	0.86%	0.91%	0.88%
Ratio of expenses to average net assets(2)	0.59	%(4)	0.60%	0.58%	0.61%	0.90%	0.88%
Ratio of net investment income to average net assets	0.15	%(4)	1.62%	4.37%	4.30%	2.22%	0.43%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the advisory fee by the Adviser and for the waiver of service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the waiver of the service and distribution plan fees by the Distributor, would have been unchanged for the years shown.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the advisory fee by the Adviser and net of the waiver of a portion of the service and distribution plan fees by the Distributor.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

The Value Line Cash Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory Agreement for the Value Line Cash Fund, Inc.

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of The Value Line U.S. Cash Fund, Inc.1 (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), annually to consider the investment advisory agreement (the “Agreement”) between the Fund and its investment adviser, EULAV Asset Management, LLC2 (the “Adviser”). As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meetings which specifically addressed the approval of the Agreement and at other meetings held during the course of the year, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail money market funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 16 other retail no-load money market funds, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail no-load money market funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”). In the separate executive session, the Independent Directors also reviewed information regarding: (a) the Adviser’s financial results and condition, including the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund as well as the Value Line family of funds; (b) the Fund’s current investment management staffing; and (c) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser relating to an investigation by the Securities and Exchange Commission in the matter of Value Line Securities, Inc.3, the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”), and a representation by Value Line, Inc. that the resolution of this matter is not likely to have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

1 Effective August 19, 2009, the Fund changed its name from “The Value Line Cash Fund, Inc.” to “Value Line U.S. Government Money Market Fund, Inc.” and revised its investment policies. As a result of these changes, under normal conditions, the Fund invests at least 80% of its assets in money market securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government securities”) and repurchase agreements that are fully collateralized by U.S. Government securities.

2 On June 30, 2008, Value Line, Inc., the Fund’s former investment adviser, reorganized its investment management division into EULAV Asset Management, LLC, a newly formed wholly-owned subsidiary located at 220 East 42nd Street, New York, NY 10017. As part of the reorganization, the Fund’s investment advisory agreement was transferred from Value Line, Inc. to EULAV Asset Management, LLC, and EULAV Asset Management, LLC replaced Value Line, Inc. as the Fund’s investment adviser. For periods prior to June 30, 2008, the term “Adviser” refers to Value Line, Inc.

The Value Line Cash Fund, Inc.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund’s performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2008 was below the performance of both the Performance Universe average and the Lipper Index. The Board also noted that for various periods, the Fund was effectively managed as a U.S. Government securities money market fund while its Performance Universe includes prime money market funds that invest in other types of eligible money market instruments. The Lipper Index also is not limited to U.S. Government securities. The Board noted that the other types of eligible money market instruments generally have higher yields than U.S. Government securities but that they are also subject to greater risk of default than U.S. Government securities.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that, for the most recent fiscal year, the Fund’s management fee rate was higher than that of both the Expense Group average and the Expense Universe average.

The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that, effective December 2, 2005, the Distributor voluntarily agreed to waive the Fund’s Rule 12b-1 fee, thereby reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.00% of the Fund’s average daily net assets. In addition, the Board noted that the Distributor and the Board previously agreed that the Fund’s Rule 12b-1 fee waiver, as described above, would be contractually imposed for each of the one-year periods ended April 30, 2008 and April 30, 2009, so that such waiver could not be changed without the Board’s approval during such periods, and that the Distributor and the Board have currently agreed to extend this contractual 12b-1 fee waiver through April 30, 2010. As a result of this Rule 12b-1 fee waiver, the Board noted that the Fund’s total expense ratio after giving effect to the waiver was less than that of the Expense Group average and the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement for the coming year.

3 On May 6, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. No other change was made to the Distributor’s organization, including its operations and personnel.

The Value Line Cash Fund, Inc.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board also reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of certain actions taken during prior years. These actions included the Adviser’s reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that the Adviser and its affiliates do not manage any investment companies or other institutional accounts comparable to the Fund.

Conclusion. The Board, in light of the Adviser’s overall performance, considered it appropriate to continue to retain the Adviser as the Fund’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board determined that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable. Further, the Board concluded that the Fund’s Agreement is fair and reasonable and approved the continuation of the Agreement for another year.

The Value Line Cash Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729

The Value Line Cash Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany Age 63	Director	Since 2008	Mutual Fund Marketing Director of EULAV Securities, Inc. (the “Distributor”), formally Value Line Securities, Inc.	None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age 53	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 77	Director (Lead Independent Director since 2008)	Since 1993
Professor of History, Williams College, (1961–2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985–1994) Chairman (1993–1997) and Interim President (2002–2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 73	Director	Since 1997	Professor, Skidmore College, since 2008; Visiting Professor of Classics, Williams College, (1999–2008); President Emeritus, Skidmore College since 1999 and President, (1987–1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 70	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 60	Director	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment Adviser) since 2004; Senior Financial Advisor, Hawthorn, (2001–2004).	None

The Value Line Cash Fund, Inc.

Management of the Fund

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 Age 55	Director	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005–2007; Managing Director, Weiss, Peck and Greer, 1995–2005.	None
Officers
Mitchell E. Appel Age 39	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher Age 55	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President, Secretary and a Director of Value Line, Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Emily D. Washington Age 30	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

The Value Line Cash Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am – 5pm CST, Monday – Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

	(a)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

		(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	August 28, 2009